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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated November 26, 1996 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 333-13799).




                                            ARTHUR ANDERSEN LLP


San Francisco, California,
December 13, 1996